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                                                                     Exhibit 4.1


                      HYDROCHEM INDUSTRIAL SERVICES, INC.
                         HYDROCHEM INTERNATIONAL, INC.

                                  $110,000,000

              10 3/8% Series A Senior Subordinated Notes due 2007

                               Purchase Agreement

                                 July 30, 1997





                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
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                                  $110,000,000


              10 3/8% Series A Senior Subordinated Notes due 2007

                     of HydroChem Industrial Services, Inc.

                               PURCHASE AGREEMENT



                                                                   July 30, 1997


DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION
277 Park Avenue
New York, New York 10005

Dear Sirs:

                 HydroChem Industrial Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser") an aggregate of $110,000,000 in principal amount of its 10 3/8% Series A Senior Subordinated Notes dues 2007 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantor (as defined below) and Norwest Bank, Minnesota, N.A., as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Subsidiary Guarantee") by HydroChem International, Inc., a Delaware corporation (the "Guarantor"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

1. OFFERING MEMORANDUM. The Series A Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantor have prepared a preliminary offering memorandum, dated July 14, 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated July 30, 1997 (the "Offering Memorandum"), relating to the Series A Notes and the Subsidiary Guarantee.


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                 Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                 "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
         SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
         (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (b) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
         (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                 2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $110,000,000 of Series A Notes at a purchase price equal to 97.5% of the principal amount thereof (the "Purchase Price").

                 3. TERMS OF OFFERING. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act (the "Eligible Purchasers"). The Initial Purchaser will offer the Series A
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                 Holders (including subsequent transferees) of the Series A
Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 10 3/8% Series B Senior Subordinated Notes due 2007 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Subsidiary Guarantee thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantee and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

                 4.       DELIVERY AND PAYMENT.

                          (a)  Delivery of, and payment of the Purchase Price
for, the Series A Notes shall be made at the offices of Vinson & Elkins L.L.P. at 2001 Ross Avenue, Suite 3800, Dallas, Texas 75201, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. Dallas, Texas time, on August 4, 1997, or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and the payment are herein called the "Closing Date."

                          (b)  One or more of the Series A Notes in definitive
global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company (or as the Company may direct). The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                 5. AGREEMENTS OF THE COMPANY AND THE GUARANTOR. Each of the Company and the Guarantor hereby agrees with the Initial Purchaser as follows:
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                          (a)     To advise the Initial Purchaser promptly and,
if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                          (b)     To furnish the Initial Purchaser and those
persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                          (c)     During such period as in the opinion of
counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                          (d)     If, after the date hereof during the period
referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of the Company or counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of the Company or counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be

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misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

                          (e)     Prior to the sale of all Series A Notes
pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor the Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the use of the Preliminary Offering Memorandum or the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                          (f)     So long as the Notes are outstanding, (i) to
mail and make generally available within 90 days after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon within 45 days after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year; provided, however, that the time periods specified above may be extended by the Company to the extent the Company has extended the filing dates for its public reports, which would include such information by a valid filing with the Commission meeting the requirements of the Commission for any such extension.

                          (g)     So long as the Notes are outstanding, to
furnish to the Initial Purchaser as soon as available copies of all reports or other communications filed by the Company or the Guarantor with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

                          (h)     So long as any of the Series A Notes remain
outstanding and during any period in which the Company and the Guarantor are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder

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of Series A Notes and any prospective purchaser of such Series A Notes upon request by a holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

                          (i)     Whether or not the transactions contemplated
in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantor under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantor and accountants of the Company and the Guarantor in connection with the sale and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) prior to or during the period specified in
Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or similar taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Subsidiary Guarantee for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), not to exceed $20,000 in the aggregate, (v) the cost of printing certificates representing the Series A Notes and the Subsidiary Guarantee, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantee, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantor hereunder for which provision is not otherwise made in this Section.

                          (j)     To use its reasonable best efforts to effect
the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

                          (k)     To use its reasonable best efforts to obtain
the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantor to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                          (l)     During the period beginning on the date
hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any


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debt securities of the Company or the Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or the Guarantor substantially similar to the Notes and the Subsidiary Guarantee (other than (i) the Notes and the Subsidiary Guarantee and (ii) borrowings in the ordinary course of business under the Senior Credit Facility (as defined in the Offering Memorandum)), without the prior written consent of the Initial Purchaser.

                          (m)     Not to sell, offer for sale or solicit offers
to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

                          (n)     Not to voluntarily claim, and to actively
resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                          (o)     To cause the Exchange Offer to be made in the
appropriate form to permit Series B Notes and guarantees thereof by the Guarantor registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantee and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                          (p)     To comply with all of its agreements set
forth in the Registration Rights Agreement.

                          (q)     To use its reasonable best efforts to do and
perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantee.

                 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTOR. As of the date hereof, each of the Company and the Guarantor represents and warrants to, and agrees with, the Initial Purchaser that:

                          (a)     The Preliminary Offering Memorandum and the
Offering Memorandum, as of their respective dates, did not, and the Offering Memorandum, as of the Closing Date, will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. The Company has no knowledge of and has received no notice of any stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or the issuance of any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act.


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                          (b)     Each of the Company and the Guarantor has
been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Guarantor, taken as a whole (a "Material Adverse Effect").

                          (c)     All outstanding shares of capital stock of
the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                          (d)     The Guarantor is the only subsidiary, direct
or indirect, of the Company. All of the outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable, and are owned directly by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), except for the Lien under the Senior Credit Facility as described in the Offering Memorandum.

                          (e)     This Agreement has been duly authorized,
executed and delivered by the Company and the Guarantor.

                          (f)     The Indenture has been duly authorized by the
Company and the Guarantor and, on the Closing Date, will have been validly executed and delivered by the Company and the Guarantor. When the Indenture has been duly executed and delivered by the Company and the Guarantor (assuming due execution by the Trustee), the Indenture will be a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                          (g)     The Series A Notes have been duly authorized
and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is


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
subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law. On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                          (h)     On the Closing Date, the Series B Notes will
have been duly authorized for issuance by the Company in accordance with the terms of the Indenture. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

                          (i)     The Subsidiary Guarantee to be endorsed on
the Series A Notes by the Guarantor has been duly authorized by the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee of the Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law. On the Closing Date, the Subsidiary Guarantee to be endorsed on the Series A Notes will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum.

                          (j)     The Subsidiary Guarantee to be endorsed on
the Series B Notes by the Guarantor has been duly authorized by the Guarantor in accordance with the terms of the Indenture and, when issued, will have been duly executed and delivered by the Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of the Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantee to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                          (k)     The Registration Rights Agreement has been
duly authorized by the Company and the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantor. When the Registration Rights Agreement has been duly executed and delivered by all parties thereto, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law, and except as any rights to indemnity and contribution under such agreement for liabilities arising under federal and state securities laws may be limited by judicial decision or public policy. On the Closing Date, the Registration Rights Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

                          (l)     Neither the Company nor the Guarantor is in
violation of its respective charter or by- laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Guarantor, taken as a whole, to which the Company or the Guarantor is a party or by which the Company or the Guarantor or their respective property is bound, except for any such violations which, in the aggregate, would not have a Material Adverse Effect.

                          (m)     Subject to the assumptions set forth in
Section 6(cc), the execution, delivery and performance of this Agreement, the Indenture, the Series A Notes, the Series B Notes, the Subsidiary Guarantee and the Registration Rights Agreement by the Company and the Guarantor and compliance by the Company and the Guarantor with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (i) will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and, in the case of the Series B Notes, the Indenture and the Registration Rights Agreement, such as may be required under the Act or the
TIA), (ii) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Company or the Guarantor or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor or their respective property is bound, and
(iii) will not (A) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or the Guarantor or their respective property, (B) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or the Guarantor is a party or by which it or either of them is bound, or to which any properties of the Company or the Guarantor is or may be subject, (C) result in the termination or revocation of any Authorization (as defined below) of the Company or the Guarantor or (D) result in any other impairment of the rights of the Company or the Guarantor as holder under any such Authorization, except, in the case of clauses (ii)(B) and (iii), for such breach, default, violation, Lien or termination as would not, singly or in the aggregate, have a Material Adverse Effect.

                          (n)     There are no legal or governmental
proceedings pending or, to the Company's best knowledge, threatened to which the Company or the Guarantor is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                          (o)     Neither the Company nor the Guarantor has
violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental and Safety Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                          (p)     There is no alleged liability on the part of
the Company or the Guarantor or to the best knowledge of the Company, any potential liability or costs associated with Environmental and Safety Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental and Safety Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                          (q)     Each of the Company and the Guarantor has
such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental and Safety Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or result or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction which would not, singly or in the aggregate, have a Material Adverse Effect.

                          (r)     The accountants, Ernst & Young LLP, that have
certified the financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantor, as required by the Act and the Exchange Act. The historical financial statements and notes thereto, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

                          (s)     The historical financial statements and notes
thereto forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in cash flows of the Company and the Guarantor on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                          (t)     The pro forma financial statements included
in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and the Guarantor and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are prepared on a basis consistent with the pro forma financial statements.

                          (u)     The Company is not and, after giving effect
to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                          (v)     There are no contracts, agreements or
understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to include securities held by such person in any Registration Statement.

                          (w)     Neither the Company nor the Guarantor nor any
agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                          (x)     Since the respective dates as of which
information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Guarantor, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or the Guarantor and (iii) neither the Company nor the Guarantor has incurred any material liability or obligation, direct or contingent.

                          (y)     Each of the Preliminary Offering Memorandum
and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                          (z)     When the Series A Notes and the Subsidiary
Guarantee are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantor that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                          (aa)    No form of general solicitation or general
advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantor or any of their respective representatives (other than the Initial Purchaser, as to whom the Company and the Guarantor make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                          (bb)    Prior to the effectiveness of any
Registration Statement, the Indenture is not required to be qualified under the TIA.

                          (cc)    No registration under the Act of the Series A
Notes or the Subsidiary Guarantee is required for the sale of the Series A Notes and the Subsidiary Guarantee to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and compliance by the Initial Purchaser with its agreements set forth in Section 7 hereof.

                          (dd)    The Company has complied with all provisions
of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                          (ee)    Each certificate signed by any officer of the
Company or the Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company or the Guarantor to the Initial Purchaser as to the matters covered thereby.

                 The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and the Guarantor and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                 7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company and the Guarantor:

                          (a)     Such Initial Purchaser is a QIB, with such
knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                          (b)     Such Initial Purchaser (A) is not acquiring
the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

                          (c)     Such Initial Purchaser agrees that, in
connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (IV) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                          (d)     Such Initial Purchaser agrees that it will
not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                          The Initial Purchaser acknowledges that the Company
and the Guarantor and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantor and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

                 8.       Indemnification.

                          (a)     The Company and the Guarantor agree, jointly
and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or the Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) hereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the indemnification contained in this paragraph with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or to the benefit of any director or officer of the Initial Purchaser or any person controlling the Initial Purchaser) on account of any such loss, claim, damage, liability or judgment arising from the sale of the Series A Notes by the Initial Purchaser to any person if a copy of the Offering Memorandum, as it may be amended or supplemented, shall not have been delivered or sent to such person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum, as it may have been amended or supplemented; provided that the Company has delivered the Offering Memorandum, as it may have been amended or supplemented, to the Initial Purchaser in requisite quantity on a timely basis to permit such delivery or sending.

                          (b)     The Initial Purchaser agrees to indemnify and
hold harmless the Company and the Guarantor, and their respective directors and officers and each person who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantor, to the same extent as the foregoing indemnity from the Company and the Guarantor to the Initial Purchaser but only with respect to claims and actions based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                          (c)     In case any action shall be commenced
involving any person in respect of which indemnity may be sought pursuant to
Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel as contemplated above and, prior to the date of such settlement, the indemnifying
party shall have failed to comply with such reimbursement request.   No
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                          (d)     To the extent the indemnification provided
for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor, or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          The Company and the Guarantor, and the Initial
Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Series A Notes purchased by it were sold to investors in Exempt Resales exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue
or alleged untrue statement or omission or alleged omission.   No person guilty
of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                          (e)     The remedies provided for in this Section 8
are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                          (a)     All the representations and warranties of the
Company and the Guarantor contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                          (b)     On or after the date hereof there shall not
have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating of the Company or the Guarantor, or any securities of the Company or the Guarantor or in the rating outlook for the Company or the Guarantor (including, without limitation, the placing of any of the foregoing ratings on creditwatch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

                          (c)     The Initial Purchaser shall have received on
the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 9(a), 9(b) and 9(d).

                          (d)     Since the respective dates as of which
information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Guarantor, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and
(iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in your judgment, has resulted in or is expected to result in a Material Adverse Effect and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                          (e)     You shall have received on the Closing Date
an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Cassell & Stone, L.L.P., counsel for the Company and the Guarantor, to the effect that:

                                  (i)      each of the Company and its
                          subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                                  (ii)     each of the Company and its
                          subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                                  (iii)    all the outstanding shares of
                          capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                                  (iv)    all of the outstanding shares
                          of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any Lien, except for the Lien under the Senior Credit Facility;

                                  (v)      neither the Company nor the
                          Guarantor is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor the Guarantor is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Guarantor, taken as a whole, to which the Company or the Guarantor is a party or by which the Company or the Guarantor or their respective property is bound, except for any such violations which, in the aggregate, would not have a Material Adverse Effect;

                                  (vi)     the execution, delivery and
                          performance of this Agreement and the other Operative Documents and compliance by the Company and the Guarantor with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or the Guarantor or, to the best of such counsel's knowledge, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Guarantor, taken as a whole, to which the Company or the Guarantor is a party or by which the Company or the Guarantor or their respective property is bound, or violate or conflict with any applicable law, rule or regulation (other than applicable Blue Sky laws, as to which no opinion need be expressed), or, to the best of such counsel's knowledge, any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or the Guarantor or their respective property, or result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument known to such counsel to which the Company or the Guarantor is a party or by which it or any of them is bound, or to which any properties of the Company or any of its subsidiaries is or may be subject, or, to the best of such counsel's knowledge result in the termination or revocation of any Authorization of the Company or the Guarantor or result in any other impairment of the rights of the holder of any such Authorization.

                                  (vii)   after due inquiry, such counsel
                          does not know of any legal or governmental proceedings pending or threatened to which the Company or the Guarantor is or could be a party or to which any of their respective property is or could be subject, which would reasonably be expected to result, singly or in the aggregate, in a Material Adverse
                          Effect;

                                  (viii)   to the best of such counsel's
                          knowledge, neither the Company nor the Guarantor has violated any Environmental and Safety Law or any provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect; and

                                  (ix)     to the best of such counsel's
                          knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company to include securities held by such person in any Registration Statement to be filed by the Company under the Act.

                                  In addition, such counsel shall state that it
                          has participated in conferences with officers and other representatives of the Company, representatives of the independent public accounts for the Company, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum and has considered the matters required to be stated therein and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Preliminary Offering Memorandum or the Offering Memorandum (as amended or supplemented, if applicable), at the time such Preliminary Offering Memorandum or Offering Memorandum was circulated or that the Offering Memorandum, at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and other financial data included in the Preliminary Offering Memorandum or the Offering Memorandum.

                          (f)     You shall have received on the Closing Date
an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date of Haynes and Boone, LLP, special counsel for the Company and the Guarantor, to the effect that:

                                (i)     the Series A Notes have been duly
                          authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                                  (ii)     the Subsidiary Guarantee has been
                          duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantor, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                                  (iii)    the Indenture has been duly
                          authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                                  (iv)     this Agreement has been duly
                          authorized, executed and delivered by the Company and the Guarantor;

                                  (v)      The Registration Rights Agreement
                          has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights and remedies generally and except as such enforcement is subject to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                                  (vi)     the Series B Notes have been duly
                          authorized for issuance in accordance with the terms of the Indenture;

                                  (vii)    the statements under the captions
                          "Description of Notes," "Certain U.S. Federal Income Tax Considerations," "Notice to Investors" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                                  (viii) the Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds therefrom as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                                  (ix) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

                                  (x) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming (i) each Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement and (iii) compliance by the Company and the Guarantor set forth in Section 5(h) of this Agreement.

                                  In addition, such counsel shall state that it
                          has participated in conferences with officers and other representatives of the Company, representatives of the independent public accounts for the Company, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum and has considered the matters required to be stated therein and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Preliminary Offering Memorandum or the Offering Memorandum (as amended or supplemented, if applicable), at the time such Preliminary Offering Memorandum or Offering Memorandum was circulated or that the Offering Memorandum, at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and other financial data included in the Preliminary Offering Memorandum or the Offering Memorandum.

                 The opinions described in Sections 9(e) and 9(f) above shall be rendered to you at the request of the Company and the Guarantor and shall so state therein. Whenever any such opinion is qualified to counsel's "knowledge," such counsel may identify the relevant items of information known to them on one or more exhibits to such opinion.

                 (g) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Vinson & Elkins L.L.P., counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

                 (h) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                 (i) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

                 (j) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantor and the Trustee.

                 (k) The Company and the Guarantor shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantor.

                 (l) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                 10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                 This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice to the Company if, after the date hereof, any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or minimum prices for securities shall have been established on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and the Guarantor, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchaser's opinion has a material adverse effect on the financial markets in the United States and would, in the Initial Purchaser's judgment, make it impracticable to market the Series A Notes.

                 11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or the Guarantor, to 6210 Rothway, Suite 150, Houston, Texas 77040,
(713) 462-2130 and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantor and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, the Guarantor, the officers or directors of the Company or the Guarantor, or any person controlling the Company or the Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

                 If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 or a breach by the Initial Purchaser of this Agreement), the Company and the Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and the Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial

Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 11).

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantor, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors, officers and controlling persons of the Company and the Guarantor and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

                 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and the Initial Purchaser.


                                             Very truly yours,

                                             HYDROCHEM INDUSTRIAL SERVICES, INC.



                                             By: /s/ B. TOM CARTER, JR.
                                                -------------------------------
                                                 Name:  B. Tom Carter, Jr.
                                                 Title: President and Chief
                                                        Executive Officer

                                             HYDROCHEM INTERNATIONAL, INC.



                                             By: /s/ B. TOM CARTER, JR.
                                                -------------------------------
                                                 Name:  B. Tom Carter, Jr.
                                                 Title: President and Chief
                                                        Executive Officer

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION



By:      /s/ RICHARD DEITCH II
         --------------------------
         Richard Deitch II
         Vice President

                                                                       EXHIBIT A
================================================================================

                         REGISTRATION RIGHTS AGREEMENT


                          Dated as of August ___, 1997

                                  by and among

                      HydroChem Industrial Services, Inc.
                         HydroChem International, Inc.

                                      and

                          Donaldson, Lufkin & Jenrette
                             Securities Corporation


================================================================================

          This Registration Rights Agreement (this "Agreement") is made and entered into as of August 4, 1997, by and among HydroChem Industrial Services, Inc., a Delaware corporation (the "Company"), HydroChem International, Inc., a Delaware corporation (the "Guarantor"), and Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser"), who has agreed to purchase the Company's 10 3/8% Series A Senior Subordinated Notes due 2007 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreement, dated July 30, 1997 (the "Purchase Agreement"), by and among the Company, the Guarantor and the Initial Purchaser. In order to induce the Initial Purchaser to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 3 of the Purchase Agreement.

          The parties hereby agree as follows:

SECTION   12.     DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.

          Business Day:     Any day except a Saturday, Sunday or other day in
the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          Broker-Dealer:  Any broker or dealer registered under the Exchange
Act.

          Broker-Dealer Transfer Restricted Securities: Series B Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its affiliates).

          Certificated Securities:  As defined in the Indenture.

          Closing Date:  The date hereof.

          Commission:  The Securities and Exchange Commission.

          Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series B

Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

          Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

          Exchange Act:  The Securities Exchange Act of 1934, as amended.

          Exchange Offer: The registration by the Company under the Act of the Series B Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

          Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A.

          Holders:  As defined in Section 2 hereof.

          Indemnified Holder:  As defined in Section 8(a) hereof.

          Indenture: The Indenture, dated the Closing Date, among the Company, the Guarantor and Norwest Bank, Minnesota, N.A., as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Interest Payment Date:  As defined in the Indenture and the Notes.

          NASD:  National Association of Securities Dealers, Inc.

          Notes:  The Series A Notes and the Series B Notes.

          Person: An individual, partnership, corporation, trust, joint venture, limited liability company, unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

          Registration Default:  As defined in Section 5 hereof.

          Registration Statement: Any registration statement of the Company and the Guarantor relating to (a) an offering of Series B Notes pursuant to the Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

          Series B Notes: The Company's 10 3/8% Series B Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Series A Notes covered by a Shelf Registration Statement, in exchange for such Series A Notes.

          Shelf Registration Statement:  As defined in Section 4 hereof.

          TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged by a person other than a Restricted Broker-Dealer in the Exchange Offer, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note is distributed to the public pursuant to Rule 144 (or any successor provision then in force) under the Act or is saleable under Rule 144(k) (or any successor provision then in force).

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION   13.         HOLDERS

          A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION   14.         REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantor shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use their reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing

Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective,
(B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

     (b) The Company and the Guarantor shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantor shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantor shall use their respective best efforts to cause the Exchange Offer to be Consummated within 30 Business Days after the Exchange Offer Registration Statement has become effective.

     (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Series A Notes (other than Transfer Restricted Securities acquired directly from the Company or any affiliate of the Company) pursuant to the Exchange Offer; provided, however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Series B Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          The Company and the Guarantor shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated or such shorter period ending when all Broker-Dealer Transfer Restricted Securities have been sold by Restricted Broker-Dealers.

          The Company and the Guarantor shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than two business days after such request, at any time during the above period of continuous effectiveness in order to facilitate such sales.

SECTION   15.         SHELF REGISTRATION

     (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Series B Notes because the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantor shall use its best efforts to (x) cause to be filed on or prior to 60 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above or 60 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall (y) use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 120 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above.
Such an event shall have no effect on the requirements of clause (y) above.
The Company and the Guarantor shall use their reasonable best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period ending when all of the Transfer Restricted Securities available for sale thereunder have been sold pursuant thereto.

     (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Act and such other information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION   16.         LIQUIDATED DAMAGES

          If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within three business days following such cessation of effectiveness (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company and the Guarantor hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.0481 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.0481 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.1924 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

          All accrued liquidated damages shall be paid to the Global Note Holder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by mailing checks to their registered addresses on each Damages Payment Date. All obligations of the Company and the Guarantor set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION   17.         REGISTRATION PROCEDURES

     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantor shall comply with all applicable provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If, following the date hereof and prior to the consummation of the Exchange Offer, there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantor hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantor to Consummate an Exchange Offer for such Series A Notes. The Company and the Guarantor hereby agree to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take commercially unreasonable action to effect a change in Commission policy. In connection with the foregoing, the Company and the Guarantor hereby agree to take all such other actions as are reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantor (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in

     Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company or an affiliate thereof.

          (iii) To the extent required by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantor shall provide a supplemental letter to the Commission
     (A) stating that the Company and the Guarantor are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor the Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and the Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantor shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantor will prepare and file with the Commission the Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

     (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company and the Guarantor shall:

          (i) use their reasonable best efforts to keep such Registration Statement continuously effective and file by post-effective amendment thereto all requisite financial statements for the period specified in
     Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any (A) matter described in Section 6(c)(iii) hereof or (B) any event that would cause any such

     Registration Statement or the Prospectus contained therein not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantor shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter.

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of receipt by the Company of notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or receipt by the Company of notification with respect to the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made (or incorporated by reference) in the Registration Statement, untrue, or that results in the Registration Statement omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or of the existence of any fact or the happening of any event that makes any statement of a material fact made (or incorporated by reference) in the Prospectus untrue, or that results in the Prospectus omitting to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantor shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish to the Initial Purchaser, each selling Holder named in any Shelf Registration Statement or Prospectus and each of the underwriters in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriters in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriters in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof, except for such prospectus, amendment or supplement (or document incorporated by reference) which counsel to the Company has advised the Company in writing is required to be filed in order to comply with applicable law. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriters in connection with such sale, if any, make the Company's and the Guarantor's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriters, if any, reasonably may request;

          (vi) make available at reasonable times for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriters, all financial and other records, pertinent corporate documents and properties of the Company and the Guarantor customarily inspected by underwriters in Underwritten Registrations and cause the Company's and the Guarantor's officers, directors and employees to supply all information reasonably requested by, and customarily supplied in connection with Underwritten Registrations to, any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders or the underwriters in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (viii) furnish to each selling Holder and each of the underwriters in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (ix) deliver to each selling Holder and each of the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantor hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (x) enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantor shall:

               (A) furnish (or in the case of paragraphs (2) and (3), use its reasonable best efforts to furnish) to each selling Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

                    (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company and the Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and the Guarantor, confirming, as of the date thereof, the matters set forth in paragraphs (a) through (d) of
               Section 9 of the Purchase Agreement and such other similar matters as the Holders, underwriters and/or Restricted Broker Dealers may reasonably request;

                    (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantor covering matters similar to those set forth in paragraphs (e) and (f) of Section 9 of the Purchase Agreement, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantor, representatives of the independent public accountants for the Company and the

               Guarantor and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Guarantor and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                    (3) a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten registered offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9 of the Purchase Agreement, without exception;

               (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (C) deliver such other documents and certificates as may be reasonably requested by the selling Holders, the underwriters, if any, and Restricted Broker Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantor pursuant to this clause (x).

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company and the Guarantor contemplated in (A)(1) above cease to be true and correct, the Company and the Guarantor shall so advise the underwriters, if any, the selling Holders and each Restricted Broker-Dealer promptly and if requested by such Persons, shall confirm such advice in writing;

          (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such United States jurisdictions as the selling Holders or underwriters, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor the Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xii) issue, upon the request of any Holder of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchasers of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

          (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriters, if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xiv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xv) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use their reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

          (xvi) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning with the first month after the effective date of the Registration Statement (as such term is defined in paragraph
     (c) of Rule 158 under the Act) no later than 45 days after the end of such twelve-month period (or 90 days if such period is a fiscal year);

          (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xviii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or
     Section 15(d) of the Exchange Act.

          (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

SECTION   18.        REGISTRATION EXPENSES

     (a) All expenses incident to the Company's and the Guarantor's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter") and its counsel that may be required by the rules and regulations of the NASD);
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the

Company, the Guarantor and the Holders of Transfer Restricted Securities (subject to the limitations set forth in (b), below); (v) all rating agency fees and application and filing fees, if any, in connection with listing the Notes on a national securities exchange or automated quotation system; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantor (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Company will, in any event, bear its and the Guarantor's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantor.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantor will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared; provided, however, that such fees and disbursements shall not exceed $10,000.

SECTION   19.        INDEMNIFICATION

          (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by, based upon or arise out of an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the Initial Purchaser or any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein.

          In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantor, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantor in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantor of their obligations pursuant to this Agreement unless such failure to notify results in the forfeiture by the Company or the Guarantor of substantive rights or defenses). The Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Holder. Such Indemnified Holder shall have the right to employ separate counsel in any such action but the fees and expenses of such counsel shall be paid at the expense of such Indemnified Holder unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action include both such Indemnified Holder and the Company or the Guarantor, and such Indemnified Holder has been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Guarantor, it being understood, however, that the Company and the Guarantor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders of a majority of the principal amount of the Notes covered by such Registration Statement. Neither the Company nor the Guarantor shall be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company and the Guarantor agree to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Neither the Company nor the Guarantor shall, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of claims that are the subject matter of such action, claim, litigation or proceeding.

          (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person (or controlling person), to the same extent as the foregoing indemnity from the Company and the Guarantor to each of the Indemnified Holders, but only with respect to claims and actions caused by or arising out of information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto). In case any action or proceeding shall be brought against the Company, the Guarantor or its directors, officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the

Guarantor, and the Company, the Guarantor, such directors, officers, employees, representatives or agents, or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantor, on the one hand, and of the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor, on the one hand, and of the Indemnified Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Indemnified Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company, the Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(c) are several in proportion to the respective principal amount of Series A Notes held by each of the Holders hereunder and not joint.

SECTION   20.        RULE 144A

          The Company and the Guarantor hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or the Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION   21.        UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION   22.        SELECTION OF UNDERWRITERS

          For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering. Such investment bankers and managers are referred to herein as the "underwriters."

SECTION   23.        MISCELLANEOUS

     (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement (in the case of the Initial Purchaser) or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantor agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. Neither the Company nor the Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantor's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes. Neither the Company nor the Guarantor will take any action, or voluntarily permit any change to occur, with respect to the Notes that would materially and adversely affect the ability to Consummate the Exchange Offer.

     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

               (ii) if to the Company or the Guarantor:

                    HydroChem Industrial Services, Inc.
                    6210 Rothway, Suite 150
                    Houston, Texas  77040
                    Telecopier No.:  (713) 329-2440
                    Attention:  Mr. Michael Steindler

                          With a copy to:

                    Cassell & Stone, L.L.P.
                    5956 Sherry Lane, Suite 1400
                    Dallas, Texas 75225
                    Telecopier No.:  (214) 696-0377
                    Attention:  Mr. Dennis R. Cassell

                    Haynes and Boone, LLP
                    901 Main Street, Suite 3100
                    Dallas, Texas  75202
                    Telecopier No.:  (214) 651-5940
                    Attention:  Ms. Janice Sharry

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder at a time when such Holder could not transfer such Transfer Restricted Securities pursuant to a Shelf Registration Statement. Each Holder of Transfer Restricted Securities agrees to be bound by and comply with the terms and provisions of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    HYDROCHEM INDUSTRIAL SERVICES, INC.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    HYDROCHEM INTERNATIONAL, INC.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:




DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By:
   -------------------------------------
   Name:
   Title: